THE ALGER FUND

     SUPPLEMENT DATED MARCH 31, 1997 TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 1996

     The following supplements, and should be read in conjunction with, the disclosure found in the Statement of Additional Information of the above mutual fund (the "Fund"):

     The first sentence of the paragraph entitled "conversion of Class B Shares" on page 15 is amended to read as follows:

          Record holders of "Qualified Class B Shares" (as defined below) will be entitled to convert those shares to Class A Shares, on the basis of the relative net asset values per share of the two classes, at any time prior to May 31, 1997.

     Item (g) of the second paragraph under the caption "Organization" on page 20 is amended to read as follows:

          (g) record holders of certain Class B Shares will be entitled to convert those shares to Class A Shares at any time prior to May 31, 1997.